UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 28, 2009

BOISE CASCADE HOLDINGS, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-122770	20-1478587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Adoption of a Material Compensation Plan

On October 28, 2009, the compensation committee (the “committee”) of our board of directors adopted a Long-Term Incentive Plan (the “Plan”) and specified the company employees who will be eligible for future awards under the Plan.  Employees eligible for awards include all of our named executive officers.  No awards have been granted under the Plan and no awards are expected to be granted during the balance of 2009.

The Plan authorizes the committee to award grants under the Plan which will enable participants to earn cash awards which are based upon financial metrics, vesting periods, and other factors determined by the committee at the time each such award is granted.

The Plan will be filed with the company’s Annual Report on Form 10-K for 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

By	/s/ David G. Gadda
David G. Gadda
Vice President, General Counsel and Secretary

Date:  November 3, 2009